UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21629

SPECIAL VALUE EXPANSION FUND, LLC
(Exact Name of Registrant as Specified in Charter)

2951 28TH STREET, SUITE 1000
SANTA MONICA, CALIFORNIA 90405
(Address of Principal Executive Offices) (Zip Code)

ELIZABETH GREENWOOD, SECRETARY
SPECIAL VALUE EXPANSION FUND, LLC
2951 28TH STREET, SUITE 1000
SANTA MONICA, CALIFORNIA 90405
(Name and Address of Agent for Service)

Registrant's telephone number, including area code: (310) 566-1000

Copies to:
RICHARD T. PRINS, ESQ.
SKADDEN, ARPS, SLATE, MEAGHER & FLOM LLP
FOUR TIMES SQUARE
NEW YORK, NEW YORK 10036

Date of fiscal year end: SEPTEMBER 30, 2007

Date of reporting period: SEPTEMBER 30, 2007

ITEM 1. REPORTS TO STOCKHOLDERS.

ANNUAL SHAREHOLDER REPORT

Special Value Expansion Fund, LLC
(A Delaware Limited Liability Company)
September 30, 2007

Special Value Expansion Fund, LLC
(A Delaware Limited Liability Company)

Annual Shareholder Report

September 30, 2007

Contents

Performance Summary	2
Portfolio Asset Allocation	3

Financial Statements

Report of Independent Registered Public Accounting Firm	4
Statement of Assets and Liabilities	5
Statement of Investments	6
Statement of Operations	11
Statements of Changes in Net Assets	12
Statement of Cash Flows	13
Notes to Financial Statements	14
Schedule of Changes in Investments in Affiliates	31

Supplemental Information (Unaudited)

Directors and Officers	32
Approval of Investment Management Agreement	37

Special Value Expansion Fund, LLC (the “Company”) files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Company’s Forms N-Q are available on the SEC’s website at http://www.sec.gov. The Company’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A free copy of the Company’s proxy voting guidelines and information regarding how the Company voted proxies relating to portfolio securities during the most recent 12-month period may be obtained without charge on the SEC’s website at http://www.sec.gov or by calling the Company’s advisor, Tennenbaum Capital Partners, LLC, at (310) 566-1000. Collect calls for this purpose are accepted.0212-0378483 12/3/2007 6:27 PM

Special Value Expansion Fund, LLC
(A Delaware Limited Liability Company)

Performance Summary

Inception (September 1, 2004) through September 30, 2007

Internal Rate of Return v. Merrill Lynch US High Yield and S&P 500 Indices

					Annualized
	2004*	2005	2006	2007	Inception-to-Date
Special Value Expansion Fund, IRR	18.6%	16.3%	17.4%	15.5%	16.3%
Merrill Lynch US High Yield Index	18.3%	6.7%	7.9%	7.7%	7.7%
Standard & Poor's 500 Index	14.0%	12.3%	10.8%	16.4%	13.2%

* Annualized period from inception (September 1, 2004) through September 30, 2004

The internal rates of return shown above represent past performance and are not a guarantee of future performance of Special Value Expansion Fund (the "Company"). Company returns are net of dividends to preferred shareholders and Company expenses, including financing costs and management and performance fees. Internal rate of return ("IRR") is the imputed annual return over an investment period and, mathematically, is the rate of return at which the discounted cash flows equal the initial outlays. The IRRs presented assume an investment in the Company at net asset value as of the period beginning date, and a liquidation of the Company at net asset value as of the period end date. IRR is reduced in earlier periods due to the equity placement and offering costs that were charged to paid-in capital and the organizational costs that were expensed in the initial operating periods of the Company.

Special Value Expansion Fund, LLC
(A Delaware Limited Liability Company)

Portfolio Asset Allocation

September 30, 2007

Portfolio Holdings by Investment Type (% of Cash and Investments)

Portfolio Holdings by Industry (% of Cash and Investments)

Wired Telecommunications Carriers	16.3%
Communications Equipment Manufacturing	11.5%
Plastics Product Manufacturing	8.4%
Semiconductor and Other Electronic Component Manufacturing	7.2%
Satellite Telecommunications	6.3%
Motor Vehicle Parts Manufacturing	5.0%
Activities Related to Credit Intermediation	4.6%
Scheduled Air Transportation	3.4%
Electric Power Generation, Transmission and Distribution	3.4%
Other Amusement and Recreation Industries	3.2%
Glass and Glass Products Manufacturing	2.9%
Alumina and Aluminum Production and Processing	2.9%
Data Processing, Hosting and Related Services	2.5%
Printing and Related Activities	2.1%
Depository Credit Intermediation	1.3%
Offices of Real Estate Agents and Brokers	0.7%
Basic Chemical Manufacturing	0.4%
Miscellaneous	3.4%
Cash and Cash Equivalents	14.5%

Total	100.0%

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Special Value Expansion Fund, LLC

We have audited the accompanying statement of assets and liabilities of Special Value Expansion Fund, LLC (a Delaware Limited Liability Company) (the “Company”), including the statement of investments, as of September 30, 2007, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2007, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Special Value Expansion Fund, LLC at September 30, 2007, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

Los Angeles, California
November 16, 2007

Special Value Expansion Fund, LLC
(A Delaware Limited Liability Company)

Statement of Assets and Liabilities

September 30, 2007

	Cost	Fair Value
Assets
Investments in securities of unaffiliated issuers:
Debt securities	$290,665,172	$291,615,134
Equity securities	83,482,451	88,700,927
Total investments in securities of unaffiliated issuers	374,147,623	380,316,061

Investments in securities of affiliates:
Debt securities	26,928,814	28,376,242
Equity securities	58,603,850	76,176,194
Total investments in securities of affiliates	85,532,664	104,552,436

Total investments	459,680,287	484,868,497

Cash and cash equivalents		82,341,891
Accrued interest income on securities of unaffiliated issuers		5,632,904
Accrued interest income on securities of affiliates		1,024,410
Receivable for investment securities sold		1,083,200
Other receivables		2,140,302
Deferred debt issuance costs		1,523,186
Prepaid expenses and other assets		156,538
Total assets		578,770,928

Liabilities
Credit facility payable		150,000,000
Payable for investment securities purchased		5,824,204
Unrealized loss on derivative instruments (Note 2)		3,655,423
Performance fees payable		3,455,016
Management and advisory fees payable		300,000
Payable to affiliate		79,358
Accrued expenses and other liabilities		1,670,790
Total liabilities		164,984,791

Preferred Stock
Auction rate money market preferred stock (Series A and B); $50,000/share liquidation
preference; unlimited shares authorized, 2,000 shares issued and outstanding		100,000,000
Accumulated dividends on auction rate money market preferred stock		500,934
Series S, $1,000/share liquidation preference; 1 share authorized, no shares issued
and outstanding		-
Series Z, $500/share liquidation preference; 500 shares authorized, 312 shares
issued and outstanding		156,000
Accumulated dividends on Series Z preferred stock		-
Total preferred stock		100,656,934

Net assets applicable to common shareholders		$313,129,203

Composition of net assets applicable to common shareholders
Common stock, $0.001 par value; unlimited shares authorized; 546,750.239
shares issued and outstanding		$547
Paid-in capital in excess of par		295,354,714
Distributions in excess of net investment income		(3,265,838)
Accumulated net realized gains		-
Accumulated net unrealized appreciation		21,540,714
Accumulated dividends to preferred shareholders		(500,934)
Net assets applicable to common shareholders		$313,129,203

Common stock, NAV per share		$572.71

See accompanying notes.

Special Value Expansion Fund, LLC
(A Delaware Limited Liability Company)

Statement of Investments

September 30, 2007

Showing Percentage of Total Cash and Investments of the Company

			Percent of
	Principal	Fair	Cash and
Security	Amount	Value	Investments

Debt Securities (56.41%)
Bank Debt (46.86%) (1)
Alumina and Aluminum Production and Processing (2.86%)
Revere Industries, LLC, 2nd Lien Term Loan, LIBOR + 10%, due 6/14/11
(Acquired 12/14/05, Amortized Cost $17,804,000)	$17,804,000	$16,201,640	2.86%

Basic Chemical Manufacturing (0.18%)
Hawkeye Renewables, LLC 2nd Lien Term Loan, LIBOR+ 7.25%, due 6/30/13
(Acquired 7/18/06, Amortized Cost $1,157,270)	$1,186,944	1,016,816	0.18%

Communications Equipment Manufacturing (8.26%)
Dialogic Corporation, Senior Secured Note, LIBOR + 8%, due 3/28/12
(Acquired 9/28/06, Amortized Cost $19,287,834)	$19,287,834	20,676,558	3.64%
Enterasys Network Distribution Ltd., Senior Secured Note, LIBOR + 9%, due 2/22/11
(Acquired 3/1/06, Amortized Cost $2,700,297) - (Ireland) (2)	$2,755,405	2,734,739	0.48%
Enterasys Networks, Inc., Senior Secured Note, LIBOR + 9%, due 2/22/11
(Acquired 3/1/06, Amortized Cost $11,839,763) (2)	$12,081,390	11,990,780	2.11%
Gores Ent Holdings, Inc., Senior Secured Note, LIBOR + 9.166%, due 2/22/11
(Acquired 3/1/06, Amortized Cost $10,240,323) (2)	$11,661,721	11,513,034	2.03%
Total Communications Equipment Manufacturing		46,915,111

Data Processing, Hosting and Related Services (2.53%)
Terremark Worldwide, Inc., 1st Lien Term Loan, LIBOR + 3.75%, due 7/31/12
(Acquired 8/1/07, Amortized Cost $4,139,234)	$4,139,234	4,135,095	0.73%
Terremark Worldwide, Inc., 2nd Lien Term Loan,
LIBOR + 3.25% + 4.5% PIK, due 1/31/13
(Acquired 8/1/07, Amortized Cost $10,091,531)	$10,150,811	10,226,942	1.80%
Total Data Processing, Hosting and Related Services		14,362,037

Electric Power Generation, Transmission and Distribution (0.06%)
La Paloma Generating Co. Residual Bank Debt
(Acquired 2/2/05, 3/18/05, and 5/6/05, Amortized Cost $1,227,816) (4)	$13,943,926	328,891	0.06%

Offices of Real Estate Agents and Brokers (0.68%)
Realogy Corporation, Revolver, due 4/10/13
(Acquired 6/28/07 and 7/13/07, Amortized Cost $(520,000))	$10,000,000	(830,000)	(0.15)%
Realogy Corporation, Delayed Draw B Term Loan, LIBOR + 3%, due 10/10/13
(Acquired 7/17/07, 7/18/07, 7/19/07, 8/15/07, and 8/16/07, Amortized Cost $4,738,750)	$5,000,000	4,695,000	0.83%
Total Offices of Real Estate Agents and Brokers		3,865,000

Plastics Product Manufacturing (0.38%)
WinCup, Inc. Subordinated Promissory Note, 10% PIK, due 5/29/10
(Acquired 2/28/07, Amortized Cost $2,148,431) (2)	$2,148,431	2,137,689	0.38%

Satellite Telecommunications (6.17%)
ProtoStar Limited, Senior Secured Note, LIBOR + 9.50%, due 7/12/08
(Acquired 7/12/07, Amortized Cost $3,111,569)	$3,111,569	3,111,569	0.54%
WildBlue Communications, Inc. 1st Lien Delayed Draw Term Loan,
LIBOR + 4.0% Cash + 2.5% PIK, due 12/31/09
(Acquired 6/6/06, Amortized Cost $15,287,474)	$15,306,386	15,243,630	2.69%
WildBlue Communications, Inc. 2nd Lien Delayed Draw Term Loan,
LIBOR + 5% Cash + 4.5% PIK, due 8/15/11
(Acquired 8/16/06, Amortized Cost $16,103,559)	$16,698,859	16,651,267	2.94%
Total Satellite Telecommunications		35,006,466

Special Value Expansion Fund, LLC
(A Delaware Limited Liability Company)

Statement of Investments (Continued)

September 30, 2007

Showing Percentage of Total Cash and Investments of the Company

			Percent of
	Principal	Fair	Cash and
Security	Amount	Value	Investments

Debt Securities (continued)
Scheduled Air Transportation (3.42%)
Northwest Airlines, Inc. 1st Preferred Mortgage, 9.85%, due 10/15/12
(Restated and Amended 1/18/06, Amortized Cost $10,709,684)	$10,797,547	$11,140,370	1.96%
Northwest Airlines, Inc. 1st Preferred Mortgage, 9.85%, due 7/15/13
(Restated and Amended 1/18/06, Amortized Cost $5,763,728)	$5,815,121	6,032,387	1.06%
Northwest Airlines, Inc. 1st Preferred Mortgage, 9.85%, due 12/15/13
(Restated and Amended 1/18/06, Amortized Cost $2,189,866)	$2,194,482	2,276,473	0.40%
Total Scheduled Air Transportation		19,449,230

Semiconductor and Other Electronic Component Manufacturing (6.81%)
Isola USA Corporation 1st Lien Term Loan, LIBOR + 4.75%, due 12/18/12
(Acquired 7/12/07, Amortized Cost $1,700,465)	$1,775,942	1,678,265	0.30%
Isola USA Corporation 2nd Lien Term Loan, LIBOR + 7.75%, due 12/18/13
(Acquired 12/21/06, 4/16/07 and 5/22/07, Amortized Cost $14,661,398)	$15,133,531	14,679,525	2.59%
Vitesse Semiconductor Corporation 1st Lien Term Loan,
LIBOR + 4% Cash + 5% PIK, due 6/7/10
(Acquired 6/7/06, Amortized Cost $17,390,896)	$17,390,896	22,260,346	3.92%
Total Semiconductor and Other Electronic Component Manufacturing		38,618,136

Wired Telecommunications Carriers (15.51%)
Casema Mezzanine Term Loan, EURIBOR + 4.5% Cash + 4.75% PIK,
due 9/12/16 (Acquired 10/3/06, Amortized Cost $19,512,002) - (Netherlands) (3)	€ 15,262,375	21,870,096	3.86%
Global Crossing Limited, Tranche B Term Loan, LIBOR + 6.25%, due 5/9/12
(Acquired 6/4/07, Amortized Cost $6,192,023)	$6,192,023	6,130,103	1.08%
Integra Telecom, Inc. 2nd Lien Senior Secured Term Loan,
LIBOR + 7%, due 2/18/14
(Acquired 7/31/06, Amortized Cost $12,595,236)	$13,120,038	13,251,238	2.34%
Integra Telecom, Inc. Unsecured Term Loan (Holdco),
LIBOR + 10% PIK, due 8/31/14
(Acquired 9/05/07, Amortized Cost $14,994,329)	$14,994,329	15,294,216	2.70%
Interstate Fibernet, Inc. 1st Lien Term Loan, LIBOR + 4%, due 7/31/13
(Acquired 8/01/07, Amortized Cost $8,070,988)	$8,299,216	8,306,129	1.46%
Interstate Fibernet, Inc. 2nd Lien Term Loan,
LIBOR + 7.5%, due 7/31/14
(Acquired 7/31/07, Amortized Cost $8,892,017)	$8,892,017	9,047,627	1.60%
NEF Telecom Company BV 2nd Lien Term Loan, EURIBOR + 5%, due 2/16/17
(Acquired 8/29/07, Amortized Cost $1,460,354) - (Netherlands) (3)	€1,067,042	1,524,633	0.27%
NEF Telecom Company BV Mezzanine Term Loan,
EURIBOR + 4.25% Cash + 5.25% PIK, due 8/16/17
(Acquired 8/29/07, Amortized Cost $11,882,155) - (Netherlands) (3)	€8,678,032	12,452,139	2.20%
Total Wired Telecommunications Carriers		87,876,181

Total Bank Debt (Cost $255,372,992)		265,777,197

Special Value Expansion Fund, LLC
(A Delaware Limited Liability Company)

Statement of Investments (Continued)

September 30, 2007

Showing Percentage of Total Cash and Investments of the Company

	Principal		Percent of
	Amount	Fair	Cash and
Security	or Shares	Value	Investments

Other Corporate Debt Securities (9.55%)
Electric Power Generation, Transmission and Distribution (0.02%)
Calpine Generating Co. Secured Floating Rate Notes, LIBOR + 9%, due 4/1/11 (4)	$371,000	$136,955	0.02%

Other Amusement and Recreation Industries (3.16%)
Bally Total Fitness Holdings, Inc. Senior Subordinated Notes, 9.875%, due 10/15/07	$19,484,000	17,925,280	3.16%

Plastics Product Manufacturing (1.64%)
Pliant Corporation Senior Secured Notes, 11.125%, due 9/1/09	$9,200,000	8,406,500	1.48%
Radnor Holdings Senior Secured Tranche C Notes, LIBOR + 7.25%, due 9/15/09
(Acquired 4/4/06, Amortized Cost $6,811,237) (4), (5)	$6,973,000	890,173	0.16%
Total Plastics Product Manufacturing		9,296,673

Printing and Related Support Activities (2.11%)
Phoenix Color Corporation Senior Subordinated Notes, 13%, due 2/1/09	$11,973,000	12,002,933	2.11%

Miscellaneous Securities (2.62%) (6)	$21,459,000	14,852,338	2.62%

Total Other Corporate Debt Securities (Cost $62,220,994)		54,214,179

Total Debt Securities (Cost $317,593,986)		319,991,376

Equity Securities (29.07%)
Activities Related to Credit Intermediation (4.63%)
Online Resources Corporation Series A-1 Convertible Preferred Stock
(Acquired 7/3/06, Cost $22,255,193) (4), (5)	22,255,193	26,227,745	4.63%

Basic Chemical Manufacturing (0.27%)
THL Hawkeye Equity Investors, L.P. Interest
(Acquired 7/25/06 Cost $2,373,887) (4), (5)	2,373,887	1,531,157	0.27%

Communications Equipment Manufacturing (3.24%)
Dialogic Corporation, Class A Convertible Preferred Shares
(Acquired 9/28/06, Cost $2,967,357) (4), (5)	3,037,033	5,550,178	0.98%
Gores Ent Holdings, Inc. Series A Convertible Preferred Stock
(Acquired 3/1/06 and 11/9/06, Cost $10,385,328) (2), (4), (5), (7)	10,385.327	11,501,750	2.03%
Gores Ent Holdings, Inc. Series B Convertible Preferred Stock
(Acquired 3/1/06, Cost $1,188,164) (2), (4), (5), (7)	1,843.827	1,327,555	0.23%
Total Communications Equipment Manufacturing		18,379,483

Depository Credit Intermediation (1.30%)
Doral Holdings, LP
(Acquired 7/12/07, Cost $4,151,971) (4), (5)	4,151,971	7,346,464	1.30%

Electric Power Generation, Transmission and Distribution (3.31%)
Mach Gen, LLC Common Units
(Acquired 8/17/05, 11/9/05, 12/14/05 and 12/19/05, Cost $1,198,456) (4), (5)	6,846	7,445,025	1.31%
Mach Gen, LLC Warrants to Purchase Warrant Units
(Acquired 8/17/05, 11/9/05, 12/14/05 and 12/19/05, Cost $336,895) (4), (5)	1,831	1,007,050	0.18%
Mirant Corporation, Common Stock (4)	253,718	10,321,248	1.82%
Total Electric Power Generation, Transmission and Distribution		18,773,323

Special Value Expansion Fund, LLC
(A Delaware Limited Liability Company)

Statement of Investments (Continued)

September 30, 2007

Showing Percentage of Total Cash and Investments of the Company

			Percent of
		Fair	Cash and
Security	Shares	Value	Investments

Equity Securities (continued)
Glass and Glass Products Manufacturing (2.91%)
Owens Corning, Inc. Common Stock (4)	659,399	$16,517,945	2.91%

Motor Vehicle Parts Manufacturing (4.99%)
EaglePicher Holdings Inc. Common Stock
(Acquired 3/9/05, Cost $16,009,993) (2), (4), (5), (7), (8)	854,400	28,295,592	4.99%

Other Amusement and Recreation Industries (0.00%)
Bally Total Fitness Holdings, Inc. Common Stock
(Acquired 4/03/06, Cost $131,038) (4), (5), (9)	58,239	15,069	0.00%

Plastics Product Manufacturing (6.39%)
Pliant Corporation Common Stock (4)	217	217	0.00%
Pliant Corporation 13% PIK Preferred Stock	2,678	1,210,132	0.21%
Radnor Holdings Series A Convertible Preferred Stock
(Acquired 10/27/05, Cost $7,163,929) (4), (5)	7,874,163	-	0.00%
Radnor Holdings Common Stock
(Acquired 7/31/06, Cost $60,966) (4), (5)	30	-	0.00%
Radnor Holdings Non-Voting Common Stock
(Acquired 7/31/06, Cost $628,814) (4), (5)	305	-	0.00%
Radnor Holdings Warrants for Common Stock
(Acquired 10/27/05, Cost $594) (4), (5)	1	-	0.00%
Radnor Holdings Warrants for Non-Voting Common Stock
(Acquired 10/27/05, Cost $594) (4), (5)	1	-	0.00%
WinCup, Inc. Common Stock
(Acquired 11/29/06, Cost $31,020,365) (2), (4), (5), (7)	31,020,365	35,051,297	6.18%
Total Plastics Product Manufacturing		36,261,646

Satellite Telecommunications (0.09%)
WildBlue Communications, Inc. Non-Voting Warrants
(Acquired 10/23/06, Cost $508,737) (4), (5)	1,189,528	535,288	0.09%

Semiconductor and Other Electronic Component Manufacturing (0.38%)
TPG Hattrick Holdco, LLC Common Units
(Acquired 4/21/06, Cost $1,630,062) (4), (5)	969,092	2,170,766	0.38%

Wired Telecommunications Carriers (0.77%)
Integra Telecom, Inc. Warrants to Purchase Various Common and Preferred Stock
(Acquired 7/31/06, Cost $382,723) (4), (5)	1,144,390	1,813,855	0.32%
NEF Kamchia Co-Investment Fund, LP
(Acquired 7/30/07, Cost $2,439,543) - (Cayman Islands) (3), (4), (5)	1,779,000	2,538,099	0.45%
Total Wired Telecommunications Carriers		4,351,954

Miscellaneous Securities (0.79%) (6)	245,238	4,470,689	0.79%

Total Equity Securities (Cost $142,086,301)		164,877,121

Total Investments in Securities (Cost $459,680,287)		484,868,497

Special Value Expansion Fund, LLC
(A Delaware Limited Liability Company)

Statement of Investments (Continued)

September 30, 2007

Showing Percentage of Total Cash and Investments of the Company

			Percent of
	Principal	Fair	Cash and
Security	Amount	Value	Investments

Cash and Cash Equivalents (14.52%)
Citigroup Funding Commercial Paper, 5.35%, due 10/02/07	$25,000,000	$24,881,111	4.39%
Kitty Hawk Commercial Paper, 5.55%, due 10/15/07	$500,000	497,842	0.09%
Ranger Commercial Paper, 5.15%, due 10/04/07	$7,350,000	7,335,280	1.29%
Ranger Commercial Paper, 5.70%, due 10/16/07	$5,000,000	4,974,667	0.88%
Toyota Motor Credit Corporation Commercial Paper, 4.70%, due 10/01/07	$4,100,000	4,098,394	0.72%
UBS Finance Commercial Paper, 5.46%, due 10/25/07	$25,000,000	24,829,375	4.38%
Union Bank of California Certificate of Deposit, 5.35%, due 11/14/07	$5,000,000	5,000,000	0.88%
Wachovia Corporation Commercial Paper, 5.105%, due 10/25/07	$6,500,000	6,473,296	1.14%
Wachovia Corporation Commercial Paper, 5.105%, due 10/29/07	$2,300,000	2,289,889	0.40%
Wells Fargo Bank Overnight Repo, 4.35%, collateralized by FNMA Discount Note	$432,172	432,172	0.08%
Cash Held on Account at Various Institutions	$1,529,865	1,529,865	0.27%
Total Cash and Cash Equivalents (10)		82,341,891

Total Cash and Investments in Securities		$567,210,388	100.00%

Notes to Statement of Investments

(1)
Certain investments in bank debt may be considered to be subject to contractual restrictions, and such investments are bought and sold among institutional investors in transactions not subject to registration under the Securities Act of 1933. Such transactions are generally limited to commercial lenders or accredited investors and often require approval of the agent or borrower.

(2)	Affiliated issuers - as defined under the Investment Company Act of 1940 (ownership of 5% or more of the outstanding voting securities of these issuers).

(3)	Principal amount denominated in euros. Amortized cost and fair value converted from euros to U.S. dollars.

(4)	Non-income producing security.

(5)	Restricted security.

(6)	Miscellaneous Securities is comprised of certain unrestricted security positions that have not previously been publicly disclosed.

(7)	Investment is not a controlling position.

(8)	The Company's advisor may demand registration at any time more than 180 days following the first initial public offering of common equity by the issuer.

(9)
Registration of this issue of restricted stock may be forced by a majority of the eligible holders of the issue by written notice to the issuer once the issuer becomes eligible to use a short form registration statement on Form S-3.

(10)	Cash and cash equivalents include $6,473,296 segregated for certain unfunded commitments.

Aggregate purchases and aggregate sales of securities, other than Government securities, totaled $224,908,016 and $241,792,233 respectively. Aggregate purchases includes securities received as payment in kind. Aggregate sales includes principal paydowns on debt securities.

The total value of restricted securities as of September 30, 2007 was $399,024,260 or 70.35% of total cash and investments of the Company.

See accompanying notes.

Special Value Expansion Fund, LLC
(A Delaware Limited Liability Company)

Statement of Operations

For the Year Ended September 30, 2007

Investment income
Interest income from investments in securities of unaffiliated issuers	$43,377,100
Interest income from investments in affiliates	4,010,439
Accretion of market discount	967,941
Accretion of original issue discount	273,551
Dividend income	13,533
Other income - unaffiliated issuers	1,086,670
Total interest and related investment income	49,729,234

Operating expenses
Performance fees (Notes 3 and 7)	11,410,317
Interest expense	8,340,311
Management and advisory fees	3,600,000
Credit enhancement fees	652,892
Legal fees, professional fees and due diligence expenses	649,785
Amortization of deferred debt issuance costs	296,672
Commitment fees	224,131
Directors' fees	191,675
Insurance expense	166,839
Custody fees	100,000
Other operating expenses	675,032
Total expenses	26,307,654

Net investment income	23,421,580

Net realized and unrealized gains
Net realized gain from investments in securities of unaffiliated issuers	32,610,387

Net change in net unrealized appreciation on:
Investments	(4,740,224)
Foreign currency	7,927
Net change in unrealized appreciation	(4,732,297)
Net realized and unrealized gains	27,878,090

Distributions to preferred shareholders	(5,274,424)
Net change in reserve for distributions to preferred shareholders	(283,003)

Net increase in net assets applicable to common shareholders
resulting from operations	$45,742,243

See accompanying notes.

Special Value Expansion Fund, LLC
(A Delaware Limited Liability Company)

Statements of Changes in Net Assets

	Year Ended	Year Ended
	September 30, 2007	September 30, 2006

Total common shareholder committed capital	$300,000,000	$300,000,000

Net assets applicable to common shareholders, beginning of year	$314,270,127	$138,820,731

Common shareholder contributions	-	171,000,000

Net investment income	23,421,580	19,677,928
Net realized gain on investments	32,610,387	6,940,981
Net change in unrealized appreciation on investments and foreign currency	(4,732,297)	10,779,157
Distributions to preferred shareholders from net investment income	(1,782,075)	(2,977,730)
Distributions to preferred shareholders from net realized gains on investments	(3,492,349)	(704,959)
Net change in reserve for distributions to preferred shareholders	(283,003)	(189,148)
Net increase in net assets applicable to common shareholders resulting
from operations	45,742,243	33,526,229

Distributions to common shareholders from:
Net investment income	(14,858,351)	(22,840,811)
Net realized gains	(29,118,038)	(6,236,022)
Returns of capital	(2,906,778)	-
Total distributions to common shareholders	(46,883,167)	(29,076,833)

Net assets applicable to common shareholders, end of year (including distributions in excess of net investment income of $3,265,838 and
$10,046,992, respectively)	$313,129,203	$314,270,127

See accompanying notes.

Special Value Expansion Fund, LLC
(A Delaware Limited Liability Company)

Statement of Cash Flows

For the Year Ended September 30, 2007

Operating activities
Net increase in net assets applicable to common shareholders resulting from operations	$45,742,243
Adjustments to reconcile net increase in net assets applicable to common shareholders resulting from operations to net cash provided by operating activities:
Net realized gain on investments	(32,610,387)
Net change in unrealized appreciation on investments	4,740,224
Distributions paid to preferred shareholders	5,274,424
Increase in reserve for distributions to preferred shareholders	283,003
Accretion of original issue discount	(273,551)
Accretion of market discount	(967,941)
Income from paid in-kind capitalization and other non-cash income	(9,633,954)
Amortization of deferred debt issuance costs	296,672
Changes in assets and liabilities:
Purchases of investment securities	(215,274,062)
Proceeds from sales, maturities and paydowns of investment securities	241,792,233
Decrease in accrued interest income on securities of unaffiliated issuers	2,610,678
Decrease in accrued interest income on securities of affiliates	753,528
Decrease in prepaid expenses and other assets	157,452
Decrease in receivable for investment securities sold	8,159,484
Increase in other receivables	(2,140,302)
Increase in payable for securities purchased	3,584,272
Decrease in performance fee payable	(9,329,683)
Decrease in directors' fees payable	(42,500)
Increase in payable to affiliate	79,358
Increase in accrued expenses and other liabilities	835,963
Net cash provided by operating activities	44,037,154

Financing activities
Proceeds from draws on credit facility	76,000,000
Principal repayment on credit facility	(6,000,000)
Dividends to common shareholders	(46,883,167)
Dividends paid to preferred shareholders	(5,274,424)
Net cash provided by financing activities	17,842,409

Net increase in cash and cash equivalents	61,879,563
Cash and cash equivalents at beginning of year	20,462,328
Cash and cash equivalents at end of year	$82,341,891

Supplemental cash flow information
Interest payments	$8,302,338

See accompanying notes.

Special Value Expansion Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements

September 30, 2007

1. Organization and Nature of Operations

Special Value Expansion Fund, LLC (the “Company”), a Delaware limited liability company, is registered as a nondiversified, closed-end management investment company under the Investment Company Act of 1940 (the “1940 Act”). The Company has elected to be treated as a regulated investment company (“RIC”) for U.S. federal income tax purposes. The Company will not be taxed on its income to the extent that it distributes such income each year and satisfies other applicable income tax requirements.

The Certificate of Formation of the Company was filed with the Delaware Secretary of State on August 12, 2004. Investment operations commenced and initial funding was received on September 1, 2004. The Company was formed to acquire a portfolio of investments consisting primarily of bank loans, distressed debt, stressed high yield debt, mezzanine investments and public equities. The stated objective of the Company is to generate current income as well as long-term capital appreciation using a leveraged capital structure. GMAM Investment Funds Trust II (“GMAM”) owns 99.5% of the Company’s common shares.

Tennenbaum Capital Partners, LLC (“TCP”) serves as the Investment Manager of the Company. The Company, TCP, and their members and affiliates may be considered related parties.

Company management consists of the Investment Manager and the Board of Directors. The Investment Manager directs and executes the day-to-day operations of the Company, subject to oversight from the Board of Directors, which sets the broad policies for the Company. The Board of Directors consists of three persons, two of whom are independent. If the Company has preferred shares outstanding, as it currently does, the holders of the preferred shares voting separately as a class will be entitled to elect two of the Company’s Directors. The remaining Director of the Company will be subject to election by holders of common shares and preferred shares voting together as a single class.

Company Structure

Total maximum capitalization of the Company is $600 million, consisting of $300 million of capital committed by investors to purchase the Company’s common shares, $100 million of Auction Rate Money Market Preferred Shares (“APS”), $200 million under a Senior Secured Revolving Credit Facility (the “Senior Facility”), $156,000 of Series Z Preferred Stock and $1,000 of Series S Preferred Stock (see Note 7). The contributed investor capital, APS and the amount drawn under the Senior Facility are to be used to purchase Company investments and to pay certain fees and expenses of the Company. Substantially all of these investments are included in the collateral for the Senior Facility and are available to pay certain fees and expenses of the Company incurred in connection with its organization and capitalization. At September 30, 2007, there was $150 million outstanding under the Senior Facility.

Special Value Expansion Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (Continued)

September 30, 2007

1. Organization and Nature of Operations (continued)

Credit enhancement with respect to the APS and Senior Facility is provided by a AAA/Aaa rated monoline insurer (the “Insurer”) through surety policies issued pursuant to an insurance and indemnity agreement between the Company and the Insurer. Under the surety policies, the Insurer will guarantee payment of the liquidation preference and unpaid dividends on the APS and amounts drawn under the Senior Facility. The cost of the surety polices is 0.11% for unutilized portions of the Money Market preferred shares and the Senior Facility and 0.24% for the outstanding portions of those sources of capital.

The Company will liquidate and distribute its assets and will be dissolved at September 1, 2014, subject to up to two one-year extensions if requested by the Investment Manager and approved by a majority of the Company’s equity interests. However, the Operating Agreement will prohibit the liquidation of the Company prior to September 1, 2014 if the APS are not redeemed in full prior to such liquidation.

Investor Capital

Investors committed to purchase $300 million of the Company’s common shares over a two-year period on dates specified by the Company. As of September 30, 2007, the Company has called and received all of the common shareholder committed contributions, as follows:

Call Date	Share Issuance Date	Percent of Commitment
September 1, 2004	September 1, 2004	20.00%
November 1, 2004	November 1, 2004	10.00%
March 18, 2005	May 2, 2005	3.33%
April 18, 2005	May 2, 2005	6.67%
September 30, 2005	November 1, 2005	3.00%
November 1, 2005	December 1, 2005	12.00%
February 1, 2006	March 1, 2006	10.00%
May 10, 2006	June 1, 2006	15.00%
August 1, 2006	September 1, 2006	20.00%

Auction Rate Money Market Preferred Capital

At September 30, 2007, the Company had 2,000 shares of APS issued and outstanding with a liquidation preference of $50,000 per share (plus an amount equal to accumulated but unpaid dividends upon liquidation). The APS are redeemable at the option of the Company, subject to certain limitations. Additionally, under certain conditions, the Company may be required to either redeem certain of the APS or repay indebtedness, at the Company’s option. Such conditions would include a failure by the Company to maintain adequate collateral as required by its credit facility agreement or by the Statement of Preferences of the APS, or a failure by the Company to maintain sufficient asset coverage as required by the 1940 Act. As of September 30, 2007, the Company was in full compliance with such requirements.

Special Value Expansion Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (Continued)

September 30, 2007

1. Organization and Nature of Operations (continued)

The auction agent receives a fee from the Company for its services in connection with auctions of APS and compensates broker-dealers at an annual rate of 0.25% of the purchase price of the shares of the APS that are issued and outstanding. The Company entered into an agreement with a major broker-dealer to underwrite initial issuances of the APS for a two-year period based on an agreed-upon drawdown schedule and subject to certain criteria.

The issuances of the APS total $100 million of the Company’s total capitalization. On November 17, 2004, the Company received $35.0 million upon issuance of 700 shares of APS. On February 2, 2006, the Company received $65.0 million upon issuance of 1,300 shares of APS.

2. Summary of Significant Accounting Policies

Basis of Presentation

The accompanying audited financial statements of the Company have been prepared in accordance with accounting principles generally accepted in the United States (“GAAP”). In the opinion of the Investment Manager, the financial results of the Company included herein contain all adjustments necessary to present fairly the financial position of the Company as of September 30, 2007, the results of its operations and cash flows for the year then ended, and the changes in net assets for each of the two years in the period then ended. The following is a summary of the significant accounting policies of the Company.

Investment Valuation

Management values investments held by the Company at fair value based upon the principles and methods of valuation set forth in policies adopted by the Company’s Board of Directors and in conformity with the Senior Facility and Statement of Preferences for the APS.

Special Value Expansion Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (Continued)

September 30, 2007

2. Summary of Significant Accounting Policies (continued)

Investments listed on a recognized exchange, whether U.S. or foreign, are valued for financial reporting purposes as of the last business day of the reporting period using the closing price on the date of valuation.

Liquid investments not listed on a recognized exchange are valued by an approved nationally recognized security pricing service or by using either the average of the bid prices on the date of valuation, as supplied by three approved broker-dealers, or the lower of two quotes from approved broker-dealers. At September 30, 2007, all but 1.95% of the cash and investments were valued based on prices from a recognized exchange, nationally recognized third-party pricing service or an approved third-party appraisal.

Investments not listed on a recognized exchange nor priced by an approved source (“Unquoted Investments”) are valued as follows for purposes of inclusion as permitted collateral in the borrowing base of the Senior Facility:

a)	for semi-liquid investment positions with a value of $15 million or greater but less than $30 million, the most recent quote provided by an approved investment banking firm;

b)	for semi-liquid investment positions with a value greater than $30 million, the most recent valuation provided by an approved third-party appraisal; and

c)	for illiquid investment positions with a value of $15 million or greater, the most recent valuation provided by an approved third-party appraisal.

However, notwithstanding items (a) through (c), above, the Investment Manager may determine the market value of Unquoted Investments without obtaining a third-party quote or appraisal, up to an aggregate of 5% of the total capitalization of the Company.

Investments for which market quotations are not readily available or are determined to be unreliable are valued at fair value under guidelines adopted by the Board of Directors, with such fair valuations subject to their approval. Fair value is generally defined as the amount for which an investment could be sold in an orderly disposition over a reasonable time. Generally, to increase objectivity in valuing the Company’s assets, the Investment Manager will utilize external measures of value, such as public markets or third-party transactions, whenever possible.

The Investment Manager’s valuation is not based on long-term work-out value, immediate liquidation value, nor incremental value for potential changes that may take place in the future. The values assigned to investments that are valued by the Investment Manager are based on available information and do not necessarily represent amounts that might ultimately be realized, as these amounts depend on future circumstances and cannot reasonably be determined until the individual investments are actually liquidated. The Investment Manager generally uses three methods to fair value securities:

Special Value Expansion Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (Continued)

September 30, 2007

2. Summary of Significant Accounting Policies (continued)

(i) Cost Method. The cost method is based on the original cost of the securities to the Company. This method is generally used in the early stages of a portfolio company’s development until significant positive or negative events occur subsequent to the date of the original investment by the Company in such company that dictate a change to another valuation method.

(ii) Private Market Method. The private market method uses actual, executed, historical transactions in a portfolio company’s securities by responsible third parties as a basis for valuation. In connection with utilizing the private market method, the Investment Manager may also use, where applicable, unconditional firm offers by responsible third parties as a basis for valuation.

(iii) Analytic Method. The analytical method is generally used by the Investment Manager to value an investment position when there is no established public or private market in the portfolio company’s securities or when the factual information available to the Investment Manager dictates that an investment should no longer be valued under either the cost or private market method. This valuation method is based on the judgment of the Investment Manager, using data available for the applicable portfolio securities.

Because of the inherent uncertainty of valuations, these estimated values may differ significantly from the values that would have been used had a ready market for such investments existed, and the differences could be material.

Investment Transactions

The Company records investment transactions on the trade date, except for private transactions that have conditions to closing, which are recorded on the closing date. The cost of investments purchased is based upon the purchase price plus those professional fees which are specifically identifiable to the investment transaction. Realized gains and losses on investments are recorded based on the specific identification method, which typically allocates the highest cost inventory to the basis of the securities sold.

Cash and Cash Equivalents

Cash consists of amounts held in accounts with brokerage firms and the custodian bank. Cash equivalents consist of highly liquid investments with an original maturity of three months or less. For purposes of reporting cash flows, cash consists of the cash held with brokerage firms and the custodian bank, and cash equivalents maturing within 90 days. Cash equivalents of $6,473,296 at September 30, 2007 were segregated at the Company’s custodian to collateralize certain unfunded commitments.

Special Value Expansion Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (Continued)

September 30, 2007

2. Summary of Significant Accounting Policies (continued)

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Company’s policy that its custodian take possession of the underlying collateral securities, for which the fair value exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Company may be delayed or limited.

Investments in Restricted Securities

The Company may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold to institutional investors in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and additional expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Statement of Investments. Restricted securities, including any restricted investments in affiliates, are valued in accordance with the investment valuation policies discussed above.

Investments in Foreign Securities

The Company may invest in securities traded in foreign countries and denominated in foreign currencies. At September 30, 2007, the Company had foreign currency denominated investments with an aggregate market value of approximately 6.78% of the Company’s total cash and investments. Such positions were converted at the closing rate in effect at September 30, 2007 and reported in U.S. dollars. Purchases and sales of investment securities and income and expense items denominated in foreign currencies, when they occur, are translated into U.S. dollars on the respective dates of such transactions.  As such, foreign security positions and transactions are susceptible to foreign currency as well as overall market risk. Accordingly, potential unrealized gains and losses from foreign security transactions may be affected by fluctuations in foreign exchange rates. Such fluctuations are included in the net realized and unrealized gain or loss from investments. Net unrealized foreign currency gains of $2,922,173 were included in net unrealized gains on investments at September 30, 2007.

Securities of foreign companies and foreign governments may involve special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. government. These risks include, among other things, revaluation of currencies, less reliable information about issuers, different securities transactions clearance and settlement practices, and potential future adverse political and economic developments. Moreover, securities of some foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.

Special Value Expansion Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (Continued)

September 30, 2007

2. Summary of Significant Accounting Policies (continued)

Derivatives

In order to mitigate the currency exchange and interest rate risks associated with the foreign currency denominated investments, the Company entered into several interest rate swaps and currency forward transactions during the year ended September 30, 2007.

The Company recognizes all derivatives as either assets or liabilities in the Statement of Assets and Liabilities. The transactions entered into are accounted for using the mark-to-market method with the resulting change in fair value recognized in earnings for the current year.

At September 30, 2007, the following derivatives were outstanding:

Derivative	Notional Amount	Fair Value	Percent of Cash and Investments
Cross Currency Basis Swaps:
Pay euros, receive U.S. dollars, expiring September 13, 2016	$18,794,861	$(2,479,443)	(0.44% )
Pay euros, receive U.S. dollars, expiring May 17, 2012	13,121,097	(679,907)	(0.12)
Other	663,740	(306,895)	(0.05)
Total Cross Currency Basis Swaps	32,579,698	(3,466,245)	(0.61)

Currency Forward:
Sell euros, buy U.S. dollars, expiring September 15, 2009	898,821	(92,795)	(0.01)
Sell euros, buy U.S. dollars, expiring February 1, 2010	1,255,091	(96,383)	(0.02)
Total Currency Forward	2,153,912	(189,178)	(0.03)

Total Derivatives	$34,733,610	$(3,655,423)	(0.64% )

Special Value Expansion Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (Continued)

September 30, 2007

2. Summary of Significant Accounting Policies (continued)

Debt Issuance Costs

Costs of $2.4 million were incurred in connection with placing the Company’s Senior Facility. These costs are being deferred and are amortized on a straight-line basis over eight years, the estimated life of the Senior Facility. The impact of utilizing the straight- line amortization method versus the effective-interest method is not expected to be material to the Company’s operations.

Equity Placement and Offering Costs

Placement costs for the Company’s APS capital were $1.0 million. Offering costs totaled $0.4 million. These costs were charged to paid-in capital.

Organization Costs

Organization costs of $0.3 million were incurred in connection with the formation of the Company and expensed to operations at the inception of the Company in 2004.

Purchase Discounts

The majority of the Company’s high yield and distressed debt securities are purchased at a considerable discount to par as a result of the underlying credit risks and financial results of the issuer and by general market factors that influence the financial markets as a whole. GAAP requires that discounts on corporate (investment grade) bonds, municipal bonds and treasury bonds be amortized using the effective-interest or constant-yield method. The process of accreting the purchase discount of a debt security to par over the holding period results in accounting entries that increase the cost basis of the investment and record a noncash income accrual to the statement of operations. The Company considers it prudent to follow GAAP guidance that requires the Investment Manager to consider the collectibility of interest when making accruals. AICPA Statement of Position 93-1 discusses financial accounting and reporting for high yield debt securities and notes for which, because of the credit risks associated with high yield and distressed debt securities, income recognition must be carefully considered and constantly evaluated for collectibility.

Accordingly, when accounting for purchase discounts, management recognizes discount accretion income when it is probable that such amounts will be collected and when such amounts can be estimated. A reclassification entry is recorded at year-end to reflect purchase discounts on all realized investments. For income tax purposes, the economic gain resulting from the sale of debt securities purchased at a discount is allocated between interest income and realized gains.

Special Value Expansion Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (Continued)

September 30, 2007

2. Summary of Significant Accounting Policies (continued)

Distributions to Common Shareholders

Distributions to common shareholders are recorded on the ex-dividend date. The amount to be paid out as a distribution is determined by the Board of Directors, which has provided the Investment Manager with criteria for such distributions, and is generally based upon estimated taxable earnings. Net realized capital gains are distributed at least annually. The Company declared distributions of $46,883,167 and $29,076,833 to common shareholders during the years ended September 30, 2007 and 2006, respectively, and has distributed $82,960,000 since inception.

Income Taxes

The Company intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes. Accordingly, no provision for income taxes is required in the financial statements. As of September 30, 2007, all tax years since inception remain subject to examination by federal and state tax authorities. No such examinations are currently pending.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States. Capital accounts within the financial statements are adjusted for permanent book and tax differences. These adjustments are primarily due to returns of capital and differing book and tax treatments for short-term realized gains and have no impact on net assets or the results of operations.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains and losses on certain investment transactions and the timing of the deductibility of certain expenses, and will reverse in subsequent periods.

Cost and unrealized appreciation (depreciation) for U.S. federal income tax purposes of the investments of the Company at September 30, 2007 were as follows:

Unrealized appreciation	$53,457,254
Unrealized depreciation	(31,924,467)
Net unrealized appreciation	$21,532,787

Cost	$459,680,287

Special Value Expansion Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (Continued)

September 30, 2007

2. Summary of Significant Accounting Policies (continued)

The tax character of distributions paid during the years ended September 30, 2007 and 2006 was as follows:

	2007	2006
Common distributions:
Ordinary income	$22,247,602	$31,652,741
Long-term capital gains	21,728,787	924,092
Returns of capital	2,906,778	-
Total common distributions	$46,883,167	$32,576,833

Preferred distributions:
Ordinary income	$2,668,326	$3,578,224
Long-term capital gains	2,606,098	104,465
Total preferred distributions	$5,274,424	$3,682,689

There was no tax-basis undistributed ordinary income or long term capital gains at September 30, 2007.

Use of Estimates

The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Although management believes these estimates and assumptions to be reasonable and accurate, actual results could differ from those estimates.

Recently Issued Accounting Pronouncements

In June 2006, the Financial Accounting Standards Board (“FASB”) issued FIN No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement No. 109, which clarifies the accounting for uncertainty in income taxes recognized in an enterprise’s financial statements in accordance with FASB Statement No. 109, Accounting for Income Taxes. The interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. FIN No. 48 requires recognition of tax benefits that satisfy a greater than 50% probability threshold of being sustained. FIN No. 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure, and transition. FIN No. 48 is effective for the Company beginning October 1, 2007. The adoption of FIN 48 is not expected to have a significant impact on the Company’s financial statements.

Special Value Expansion Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (Continued)

September 30, 2007

2. Summary of Significant Accounting Policies (continued)

In September 2006, the FASB issued SFAS No. 157, Fair Value Measurements, which defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. SFAS No. 157 does not require any new fair value measurements, but provides guidance on how to measure fair value by providing a fair value hierarchy used to classify the source of the information. This statement is effective for the Company beginning October 1, 2008. The adoption of SFAS No. 157 is not expected to have a significant impact on the Company’s financial statements.

3. Allocations and Distributions

As set forth in the Investment Management Agreement, distributions made to common shareholders and performance fees paid to the Investment Manager with respect to any accounting period are determined as follows:

a)
First, 100% to the common shareholders based on their respective proportionate capital contributions as of the end of such accounting period until the amount distributed to each common shareholder, together with amounts previously distributed to such shareholder, equals a 12% annual weighted-average return on undistributed capital attributable to the common shares;

b)
Then, 100% to the Investment Manager as a performance fee until the cumulative amount of such fees equals 25% of all amounts previously distributed to the common shareholders pursuant to clause (a) above; and

c)
All remaining amounts: (i) 80% to the common shareholders based on their proportionate capital contributions as of the end of such accounting period and (ii) 20% to the Investment Manager as performance fee.

The timing of distributions is determined by the Board of Directors, which has provided the Investment Manager with certain criteria for such distributions. Performance fees payable to the Investment Manager are accrued in accordance with the manner used to determine distributions as specified above. At September 30, 2007, the Company’s cumulative annual return exceeded the 12% threshold, and the Investment Manager had accrued $3,455,016 in unpaid performance fees. A liability for this amount is reflected in the accompanying financial statements. During the year ended September 30, 2007, the Company paid $20,740,000 in performance fees to the Investment Manager.

The APS dividend rate is determined by auction at periodic intervals and ranged from 6.90% to 7.56% per annum as of September 30, 2007.

Special Value Expansion Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (Continued)

September 30, 2007

3. Allocations and Distributions (continued)

The Series Z share dividend rate is fixed at 8% per annum.

4. Management Fees and Other Expenses

Pursuant to the advisory agreement, the Investment Manager is entitled to receive an annual management and advisory fee, payable monthly in arrears, equal to 0.60% of the sum of the total common shareholder commitments, APS and debt potentially issuable in respect of such common commitments, subject to reduction by the amount of the debt when no facility is outstanding and the amount of the APS when less than $1 million in liquidation value of preferred stock is outstanding. For purposes of computing the management fee, total committed capital is $600 million consisting of $300 million of capital committed by investors to purchase the Company’s common shares, $100 million of APS and $200 million of debt. In addition, the Investment Manager is entitled to a performance fee as discussed in Note 3, above.

The Company pays all expenses incurred in connection with the business of the Company, including fees and expenses of outside contracted services, such as custodian, trustee, administrative, legal, audit and tax preparation fees, costs of valuing investments, insurance costs, brokers’ and finders’ fees relating to investments, and any other transaction costs associated with the purchase and sale of investments of the Company.

5. Senior Secured Revolving Credit Facility

The Company has entered into a credit agreement with certain lenders, which provides for a senior secured revolving credit facility (“Senior Facility”). The Senior Facility is a revolving extendible credit facility pursuant to which amounts may be drawn up to $200 million. The Senior Facility matures November 17, 2012, subject to extension by the lenders at the request of the Company for one 12-month period. Amounts outstanding under the Senior Facility at September 30, 2007 totaled $150 million. As of September 30, 2007, interest payable on amounts outstanding under the Senior Facility was $140,684. For the year ended September 30, 2007, daily weighted-average debt outstanding was $141,498,630. The weighted-average interest rate on debt outstanding during the year was 5.89%. Interest payments made under the Senior Facility totaled $8,302,338 for the year ended September 30, 2007.

Advances under the Senior Facility bear interest at either (i) the Eurodollar Rate or Commercial Paper Rate plus 0.43% per annum; or (ii) the higher of (x) the “Prime Rate” plus 0.43% per annum and (y) the “Federal Funds Effective Rate,” plus 0.50% per annum. Additionally, advances under the swingline facility bear interest at either the Eurodollar Rate or Commercial Paper Rate plus 0.43% per annum.

Special Value Expansion Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (Continued)

September 30, 2007

5. Senior Secured Revolving Credit Facility (continued)

In addition to amounts due on outstanding debt, the Senior Facility accrues commitment fees of 0.30% per annum on the Senior Facility, or $2,208 per day when the outstanding borrowings are less than $150,000,000, subject to certain ramp-up provisions.

6. Commitments, Concentration of Credit Risk and Off-Balance Sheet Risk

The Company conducts business with brokers and dealers that are primarily headquartered in New York and Los Angeles and are members of the major securities exchanges. Banking activities are conducted with a firm headquartered in the New York area.

In the normal course of business, the Company’s securities activities involve executions, settlement and financing of various securities transactions resulting in receivables from, and payables to, brokers, dealers, and the Company’s custodian. These activities may expose the Company to risk in the event such parties are unable to fulfill contractual obligations. Management does not anticipate any losses from counterparties with whom it conducts business.

7. Preferred Capital

In addition to the APS capital described in Note 1, the Company had one Series S preferred share authorized but unissued and 312 Series Z preferred shares authorized, issued and outstanding as of September 30, 2007.

Series S Preferred Share

The Company had issued, at inception, one share of its Series S preferred shares to SVOF/MM, LLC, having a liquidation preference of $1,000 plus accumulated but unpaid dividends. SVOF/MM, LLC is controlled by the Investment Manager and owned substantially entirely by the Investment Manager and certain affiliates. On May 9, 2005, the Series S preferred share was retired and assumed the status of an authorized but unissued share. Prior to retirement, the Series S preferred shareholder was entitled to receive, as dividends, the amount of the performance allocation pursuant to Note 3, above, which is now payable to the Investment Manager as a performance fee which reduces operating income as reflected in the Statement of Operations. The retirement of the Series S preferred share had no impact on any shareholder other than the Series S preferred shareholder.

Special Value Expansion Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (Continued)

September 30, 2007

7. Preferred Capital (continued)

Series Z Preferred Shares

The Company issued 312 shares of its Series Z preferred shares, having a liquidation preference of $500 per share plus accumulated but unpaid dividends and paying dividends at an annual rate equal to 8% of liquidation preference. The Series Z preferred shares rank on par with the APS with respect to the payment of dividends and distribution of amounts on liquidation, and vote with the APS as a single class. The Series Z preferred shares are redeemable at any time at the option of the Company and may only be transferred with the consent of the Company.

8. Shareholders’ Capital

Issuances of common stock to and subscriptions of common stock by the Company’s investors for the years ended September 30, 2007 and 2006 were as follows:

	Year Ended September 30, 2007	Year Ended September 30, 2006
Number of common shares issued	-	311,123
Less: number of common shares subscribed in prior period	-	(16,335)
Net increase	-	294,788

Gross proceeds from share issuance	$-	$180,000,000
Less: proceeds from shares subscribed in prior period	-	(9,000,000)
Net proceeds	$-	$171,000,000

9. Indemnifications

The Company enters into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, the Company expects the risk of loss to be remote.

Special Value Expansion Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (Continued)

September 30, 2007

10. Financial Highlights	Year Ended September 30, 2007	Year Ended September 30, 2006	Year Ended September 30, 2005	Period from September 1, 2004 to September 30, 2004
Per Common Share (1)
Net asset value, beginning of year	$574.80	$550.96	$509.44	$499.43

Investment operations:
Net investment income (loss)	42.84	50.20	8.43	(2.65)
Net realized and unrealized gain	50.99	54.11	79.06	14.52
Distributions to preferred shareholders from net investment income	(3.26)	(7.23)	(2.92)	-
Distributions to preferred shareholders from net realized gains	(6.39)	(1.71)	(1.34)	-
Net change in reserve for distributions to preferred shareholders	(0.52)	(0.56)	(1.16)	(1.86)
Total from investment operations	83.66	94.81	82.07	10.01

Distributions to common shareholders from:
Net investment income	(27.17)	(55.75)	(22.71)	-
Net realized gains on investments	(53.26)	(15.22)	(10.41)	-
Returns of capital	(5.32)	-	-	-
Total distributions to common shareholders	(85.75)	(70.97)	(33.12)	-

Decrease in net assets from equity placement and offering costs charged to paid-in capital	-	-	(7.43)	-
Net asset value, end of year	$572.71	$574.80	$550.96	$509.44

Return on invested assets (2), (3)	16.1%	20.2%	28.3%	9.1%

Gross return to common shareholders(2)	19.1%	22.5%	20.2%	1.9%
Less: performance fee (2)	(4.0% )	(4.8% )	(3.8% )	(0.4%	)
Return to common shareholders (2), (4)	15.1%	17.7%	16.4%	1.5%

Ratios and Supplemental Data
Ending net assets applicable to common shareholders	$313,129,203	$314,270,127	$138,820,731	$90,820,626
Net investment income (loss) / average common equity (5)	7.3%	9.2%	1.4%	(8.1%	)
Total expenses / average common equity, including performance fees of 3.6%, 3.9%, 3.8%, and 0.4%, respectively (5)	8.2%	8.3%	9.6%	9.5%
Portfolio turnover rate (2)	50.3%	27.4%	13.7%	1.2%
Weighted-average debt outstanding	$141,498,630	$64,024,658	$9,479,452	$-
Weighted-average interest rate	5.9%	5.3%	3.4%	n/a
Weighted-average number of shares	546,750	392,502	202,102	120,000
Average debt per share	$258.80	$163.12	$46.90	$-

Special Value Expansion Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (Continued)

September 30, 2007

10. Financial Highlights (continued)

Annualized Inception to Date Performance Data as of September 30, 2007
Return on common equity (4)	16.5%
Return on invested assets (3)	24.3%
Internal rate of return (6)	16.3%

Assets Coverage:

	September 30,
	2007	2006	2005	2004
Series A Preferred Stock:
Shares outstanding	700	700	700	-
Involuntary liquidation value per share	$50,326	$50,037	$50,022	n/a
Asset coverage per share	$113,131	$137,139	$113,025	n/a

Series B Preferred Stock:
Shares outstanding	1,300	1,300	-	-
Involuntary liquidation value per share	$50,210	$50,140	n/a	n/a
Asset coverage per share	$112,870	$137,423	n/a	n/a

Series S Preferred Stock:
Shares outstanding	-	-	-	1
Involuntary liquidation value per share	n/a	n/a	n/a	$223,157
Asset coverage per share	n/a	n/a	n/a	$53,530,412

Series Z Preferred Stock:
Shares outstanding	312	312	312	312
Involuntary liquidation value per share	$500	$531	$544	$503
Asset coverage per share	$1,124	$1,455	$1,229	$120,739

Senior Secured Revolving Credit Facility:
Debt outstanding	$150,000,000	$80,000,000	$75,000,000	-
Asset coverage per $1,000 of debt outstanding	$3,755	$6,175	$3,319	n/a

Special Value Expansion Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (Continued)

September 30, 2007

10. Financial Highlights (continued)

Notes to Financial Highlights:

(1)	Per share changes in net asset value are computed based on the actual number of shares outstanding during the time in which such activity occurred.

(2)	Not annualized for periods of less than one year.

(3)	Return on invested assets is a time-weighted, geometrically linked rate of return and excludes cash and cash equivalents.

(4)	Returns (net of dividends to preferred shareholders and fund expenses, including financing costs and management and performance fees) calculated on a monthly geometrically linked, time-weighted basis.

(5)
Annualized for periods of less than one year except for performance fees in the expense ratios. These ratios include interest expense and performance fees but do not reflect the effect of dividend payments to preferred shareholders. The ratio of expenses to average net assets is higher in earlier periods, and net investment income to average net assets is reduced, due to the Company’s relatively smaller capital base while the Company is ramping up.

(6)
Net of dividends to preferred shareholders and fund expenses, including financing costs and management and performance fees. Internal rate of return (“IRR”) is the imputed annual return over an investment period and, mathematically, is the rate of return at which the discounted cash flows equal the initial cash outlays. The internal rate of return presented assumes liquidation of the fund at net asset value as of the balance sheet date, and is reduced in earlier periods due to the equity placement and offering costs that were charged to paid-in capital and the organizational costs that were expensed at the inception of the Company.

Special Value Expansion Fund, LLC
(A Delaware Limited Liability Company)

Schedule of Changes in Investments in Affiliates (1)

For the Year Ended September 30, 2007

Security	Value, Beginning of Year	Acquisitions	Dispositions	Value, End of Year

EaglePicher Holdings Inc. Common Stock	$20,095,488	$-	$-	$28,295,592
Enterasys Network Distribution Ltd., Senior Secured Note, LIBOR + 9%, due 2/22/11	2,851,844	-	-	2,734,739
Enterasys Networks, Inc., Senior Secured Note, LIBOR + 9%, due 2/22/11	12,504,239	-	-	11,990,780
Gores Ent Holdings, Inc., Senior Secured Note, LIBOR + 9.166%, due 2/22/11	11,661,721	-	-	11,513,034
Gores Ent Holdings, Inc., Series A Convertible Preferred Stock	9,929,673	1,275,536	-	11,501,750
Gores Ent Holdings, Inc., Series B Convertible Preferred Stock	1,520,973	-	-	1,327,555
WinCup, Inc. Common Stock	-	31,020,365	-	35,051,297
WinCup, Inc. Subordinated Promissory Note,
10% PIK, due 5/29/10	-	2,077,000	-	2,137,689

Note to Schedule of Changes in Investments in Affiliates:

(1) The issuers of the securities listed on this schedule are considered affiliates under the Investment Company Act of 1940 due to the ownership by the Company of 5% or more of the issuer's voting securities.

Special Value Expansion Fund, LLC
(A Delaware Limited Liability Company)

Directors and Officers
(Unaudited)

The Directors and executive officers of the Company are listed below. The Board of Directors governs the Company and is responsible for protecting the interests of shareholders. The Directors are experienced executives who meet periodically throughout the year to oversee the Company’s activities, review contractual arrangements with service providers to the Company, and review the Company’s performance. Each Director and executive officer serves for an indefinite term. Correspondence for each Director or officer may be sent to: c/o Tennenbaum Capital Partners, LLC, 2951 28th Street, Suite 1000, Santa Monica, California 90405.

The Company’s Form N-2 includes more information about the Directors. Shareholders may request a free copy by calling (310) 566-1000. Collect calls for this purpose are accepted.

1. Independent Directors

Name (Age)
Principal Occupation(s)

Richard P. Bermingham (68)
- Year of Election or Appointment: 2004
- Director and Chairman of the Audit Committee of the Company. Mr. Bermingham retired in 1994 as CEO and President of Sizzler International, which was a $1 billion fast food enterprise. His career started at Sizzler as Vice President of Finance, having joined them after five years as an auditor with Arthur Andersen. During the past several years, Mr. Bermingham has been engaged in real estate development and investing activities as a private investor. He currently serves as a Director and Audit Committee Chairman of Interactive Health, Inc. and as a Director on the Boards of EaglePicher Corp and Joe’s Crab Shack. He also serves as a Director and Compensation Committee Chairman of Herbalife International of America. Mr. Bermingham has previously served as Vice Chairman of the Board of Directors of American Golf Corporation and as a Director and Audit Committee Chairman of Farr Company, National Golf Properties, American Coin Merchandising, and Genius Products. He has also served as a Director of Sizzler International, Inc., Collins Foods International, Inc., the California Restaurant Association, Sanwa Bank, University of Colorado Foundation and Business School, Chief Executives Organization, Jordano’s, Inc., and the Boy Scouts of America. He is a graduate of the University of Colorado. Mr. Bermingham oversees one portfolio in the fund complex.

Special Value Expansion Fund, LLC
(A Delaware Limited Liability Company)

Directors and Officers (Continued)
(Unaudited)

Harold T. Bowling (72)
- Year of Election or Appointment: 2004
- Director and Audit Committee Member of the Company. Mr. Bowling retired in 1997 as President of Lockheed Martin Aeronautics International, previously serving as Director of Strategic Planning and Vice President, Corporate Development, where he was responsible for all merger and acquisition activity. He has a degree in aeronautical engineering from the Georgia Institute of Technology, where he was recently elected to the Engineering Hall of Fame. He also has an M.B.A. from Georgia State University. Mr. Bowling is a Director of Pemco Aviation Group, as well as its Vice-Chairman and is Chairman of both its Compensation and its Strategic Planning Committees. Also, he is a member of the Foundation Board of St. Joseph Hospital. Mr. Bowling oversees one portfolio in the fund complex.

2. Interested Directors and Officers

Name (Age)
Principal Occupation(s)

Michael E. Tennenbaum (72)
- Year of Election or Appointment: 2004
- Authorized Person of the Company. Mr. Tennenbaum is a co-founder of TCP and serves as its Senior Managing Partner and as a voting member of its Investment Committee. Before forming TCP in 1996, Mr. Tennenbaum served for 32 years in various capacities at Bear Stearns, including Vice Chairman, Investment Banking. His responsibilities at Bear Stearns included managing the firm’s Risk Arbitrage Department, Investment Research Department, Options Department, and its Los Angeles Corporate Finance Department. Mr. Tennenbaum has served on the Boards of many public and private companies. He currently serves as Chairman of Pemco Aviation Group, Inc., Anacomp, Inc., and WinCup, Inc. He previously served as a Director of Bear Stearns Companies, Inc., Jenny Craig, Inc., Tosco Corporation and Party City Corporation.

Mr. Tennenbaum is Trustee Emeritus of the Georgia Tech Foundation and was Chairman of its Investment Committee. He is Founder of the Tennenbaum Institute for Enterprise Transformation at the Georgia Tech School of Industrial and Systems Engineering. Mr. Tennenbaum is also a Vice-Chairman of the Board of Governors of the Boys & Girls Clubs of America and Chairman of its investment group. He is a member of the Committee on University Resources (COUR) at Harvard University, a Director of the Los Angeles World Affairs Council, a Board member of the RAND Center for Asia Pacific Policy (CAPP), and a Member of the UCLA School of Medicine Board of Visitors and Founder of the Tennenbaum Interdisciplinary Center at the Neuropsychiatric Institute at UCLA. He is also a member of the National Innovation Initiative Strategy Council. Mr. Tennenbaum was a member of the Harvard Business School Board of Associates, a Commissioner on the Intercity High-Speed Rail Commission for California and Chairman of the California High-Speed Rail Authority. He also served as Chairman of the Special Financial Advisory Committee to the Mayor of Los Angeles.

Special Value Expansion Fund, LLC
(A Delaware Limited Liability Company)

Directors and Officers (Continued)
(Unaudited)

A graduate of the Georgia Institute of Technology with a degree in Industrial Engineering, Mr. Tennenbaum received an M.B.A. with honors from the Harvard Business School.

Mark K. Holdsworth (42)
- Year of Election or Appointment: 2004
- Authorized Person of the Company. Mr. Holdsworth is also a Founding Partner and Managing Partner of TCP, and is a voting member of its Investment Committee. He also serves as Chairman of the Board of Directors of the International Wire Group, is Vice Chairman of EaglePicher Corporation and a Director of Parsons Corporation. Prior to joining TCP in 1996, he was a Vice President, Corporate Finance, of US Bancorp Libra, a high-yield debt securities investment banking firm. Before employment with US Bancorp Libra, he worked as a generalist in Corporate Finance at Salomon Brothers, Inc., and as an Associate at a Los Angeles real estate advisory firm. He received a B.A. in Physics from Pomona College, a B.S. with honors in Engineering and Applied Science (concentration in Mechanical Engineering) from the California Institute of Technology, and an M.B.A. from Harvard Business School.

Michael E. Leitner (40)
- Year of Election or Appointment: 2006
- Authorized Person of the Company. Michael E. Leitner is a Managing Partner of TCP and a voting member of its Investment Committee. Prior to joining TCP, he served as Senior Vice President of Corporate Development for WilTel Communications, leading WilTel’s mergers and acquisitions effort. Prior to that, he served as Chief Executive Officer of GlobeNet Communications, leading the company through a successful turnaround and sale transaction, and Vice President of Corporate Development of 360networks. Prior to that, he served as Senior Director of Corporate Development for Microsoft Corporation, managing corporate investments and acquisitions in the telecommunications, media, managed services, and business applications software sectors. Prior to Microsoft, he was a Vice President in the M&A group at Merrill Lynch. He currently serves as a representative for Tennenbaum on the boards of Online Resources Corporation, ITC^DeltaCom, Inc. and Anacomp, Inc., and as a board observer to Wild Blue Communications, Inc. Mr. Leitner also serves as a Director of Broadband National. He received a B.A. in Economics from the University of California, Los Angeles and an M.B.A. from the University of Michigan.

Special Value Expansion Fund, LLC
(A Delaware Limited Liability Company)

Directors and Officers (Continued)
(Unaudited)
Howard M. Levkowitz (40)
- Year of Election or Appointment: 2004
- Director, President and Authorized Person of the Company. Mr. Levkowitz is also a co-founder and Managing Partner of TCP, and is a voting member of its Investment Committee. Prior to joining TCP in the beginning of 1997, he was an attorney specializing in real estate, securitization and insolvencies at Dewey Ballantine. Mr. Levkowitz is President of TCP’s registered funds and head of TCP’s public markets investments. He currently serves as a Director of Doral Financial, Inc., and Doral GP, Ltd. Mr. Levkowitz has previously served on the boards of both public and private companies, and has served on a number of formal and informal creditor committees. He currently serves as President of the Board of Directors of Maimonides Academy. He received a B.A. in History with high honors from the University of Pennsylvania, a B.S. in Economics (concentration in finance) with high honors from The Wharton School, and a J.D. from the University of Southern California. Mr. Levkowitz oversees six portfolios in the fund complex as a director.

Hugh Steven Wilson (59)
- Year of Election or Appointment: 2005
- Chief Executive Officer and Authorized Person of the Company. Mr. Wilson also serves as a Managing Partner and member of the Investment Committee of TCP. He retired from the international law firm of Latham & Watkins on January 1, 2005, where, as a senior partner, he had focused on mergers and acquisitions. He is the former Global Co-Chair of Latham & Watkins’ Mergers and Acquisitions Practice Group and the former Chairman of both the national Litigation Department and the national Mergers and Acquisitions Litigation Practice Group. Mr. Wilson has served as Tennenbaum Capital Partners’ primary outside counsel since its inception. He is a member of the board of directors of Pemco Aviation Group, Inc., Enterasys Networks, Inc. and the Elizabeth Glaser Pediatric Aids Foundation. He received a J.D. degree from the University of Chicago Law School in 1971, where he was a member of the law review and Order of the Coif. Mr. Wilson received a Master of Laws degree from Harvard Law School in 1972 and a B.A. in Political Science from Indiana University in 1968.

Peyman S. Ardestani (38)
- Year of Election or Appointment: 2006
- Chief Financial Officer of the Company. Mr. Ardestani is also Chief Financial Officer of TCP. Prior to joining TCP, he was a Vice President at Mellon Financial Corporation, where he provided back office services to investment management companies and served as a business analyst in developing the company’s back office products and services. Previously, he was an Assistant Vice President at Trust Company of the West, where he was an operations manager. He received a B.S. in Business Administrations, with a concentration in Finance, from California State University, Northridge, and is a Chartered Financial Analyst.

Special Value Expansion Fund, LLC
(A Delaware Limited Liability Company)

Directors and Officers (Continued)
(Unaudited)

Paul L. Davis (33)
- Year of Election or Appointment: 2004
- Chief Compliance Officer of the Company. Mr. Davis also serves as Chief Compliance Officer and Vice President, Finance of TCP. He was formerly employed as Corporate Controller of a publicly traded securities brokerage firm, following employment at Arthur Andersen, LLP as an auditor. He received a B.A. (Magna Cum Laude) in Business-Economics from the University of California at Los Angeles, and is a Certified Public Accountant in the State of California.

Elizabeth Greenwood (44)
- Year of Election or Appointment: 2007
- Secretary of the Company. Ms. Greenwood also serves as Associate General Counsel of TCP. She has a diverse legal background, including extensive in-house investment advisor and private equity experience. She formerly served as General Counsel & Chief Compliance Officer at Strome Investment Management, L.P. Prior to Strome, Ms. Greenwood spent more than 10 years working at companies funded by Pacific Capital Group and Ridgestone Corporation. In addition, she is a founding member of the West Coast Chapter of 100 Women in Hedge Funds. Ms. Greenwood received a Juris Doctor from Stanford Law School and a Bachelor of Business Administration from The University of Texas at Austin.

David A. Hollander (46)
- Year of Election or Appointment: 2004
- Authorized Person of the Company. Mr. Hollander also serves as a Managing Director and as General Counsel of TCP, and is a member of its Investment Committee. Prior to joining TCP in 2002, he worked for sixteen years as an attorney at O’Melveny & Myers. He specialized in leveraged finance, insolvency, and mergers and acquisitions. He has advised creditors, debtors, and boards of directors and has served on both formal and informal creditor committees. He received a B.S. in Economics (Summa Cum Laude) from The Wharton School of the University of Pennsylvania and a J.D. from Stanford Law School, where he was Associate Editor of the Stanford Law Review.

Special Value Expansion Fund, LLC
(A Delaware Limited Liability Company)

Approval of Investment Management Agreement
(Unaudited)

On April 17, 2007, the Board of Directors of the Company, including the “non-interested” Directors (the “Independent Directors”), voted to approve the Investment Management Agreement between TCP and the Company (the “Management Agreement”) for an additional one-year term.

In considering whether to recommend re-approval of the Management Agreement, the Independent Directors reviewed materials provided by the Investment Manager, fund counsel and independent counsel. The Directors also met with senior personnel of the Investment Manager and discussed a number of topics affecting their determination, including the following.

(i) The nature, extent and quality of services provided by the Investment Manager. The Independent Directors reviewed the services that the Investment Manager provides to the Company. The Independent Directors noted the comprehensive range of such services and that the Investment Manager had developed reporting, valuation and other procedures that were customized to the specialized nature of the Company, and that the Investment Manager had expertise in administering such procedures. In addition, the Independent Directors considered the size, education, background and experience of the Investment Manager’s staff. They also took into consideration the Investment Manager’s quality of service and noted its longevity in the industry. Lastly, the Independent Directors reviewed the Investment Manager’s ability to attract and retain quality and experienced personnel. The Independent Directors concluded that the scope of services expected to be provided by the Investment Manager to the Company and the experience and expertise of the personnel performing such services was consistent with the nature, extent and quality expected of an Investment Manager of an investment vehicle such as the Company.

(ii) Investment performance of the Company and the Investment Manager. The Independent Directors reviewed the past investment performance of the Company and other funds for which the Investment Manager provides investment advisory services, both on an absolute basis and as compared to other funds that had invested in similar investments, as well as general market indices, and the Independent Directors noted that the Company had performed satisfactorily.

(iii) Cost of the services provided and profits realized by the Investment Manager from the relationship with the Company. The Independent Directors considered the cost of the services provided by the Investment Manager. As part of their analysis, the Independent Directors gave substantial consideration to the compensation payable to the Investment Manager, the terms of which are summarized in the footnotes to the financial statements included in this report. The Independent Directors also noted the types of expenses for which the Company or the Investment Manager are responsible. In reviewing the management compensation, the Independent Directors considered the management fees and operating expense ratios of other registered and non-registered funds managed by the Investment Manager and by other managers that had somewhat comparable investment programs. The Independent Directors also noted that the compensation provisions had been subject to extensive discussion with the largest investor in the Company.

Special Value Expansion Fund, LLC
(A Delaware Limited Liability Company)

Approval of Investment Management Agreement (continued)
(Unaudited)

The Independent Directors also reviewed information regarding the profitability to the Investment Manager of its relationship with the Company and information on the financial condition of the Investment Manager. The Independent Directors noted that the Investment Manager and its affiliates did not receive revenues from any other source, such as brokerage commissions or origination fees, in relation to the Company. The Independent Directors found that the profits realized by the Investment Manager from its relationship with the Company were reasonable and consistent with the Investment Manager’s fiduciary duties. The Independent Directors also found that the Investment Manager had the financial resources necessary to continue to carry out its functions.

The Independent Directors concluded that the management and performance fees for the Investment Manager were reasonable.

(iv) The extent to which economies of scale would be realized as the Company grows and whether fee levels would reflect such economies of scale. In light of the Company’s predetermined size and policy of distributing all realized income, the Independent Directors determined that the possibility of economies of scale was not relevant with respect to the current structure of the Company and accordingly did not consider whether fee levels would reflect any economies of scale.

In considering the Company’s Management Agreement, no single factor was determinative to the decision of the Directors. Rather, after weighing all of the reasons discussed above, the Independent Directors unanimously recommended re-approval of the Management Agreement.

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the Registrant has adopted a Code of Ethics that applies to its Chief Executive Officer and Chief Financial Officer. A copy of the Code of Ethics is filed as an exhibit to this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the Registrant's board of directors has determined that Richard P. Bermingham is qualified to serve as an audit committee financial expert serving on its audit committee and that he is "independent" pursuant to the general instructions on Form N-CSR Item 3.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were: $53,900 for fiscal year 2007 and $65,800 for fiscal year 2006.

(b) Audit-Related Fees. The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item were: $0 in 2007 and $24,180 in 2006. The services comprising such fees included assurance work related to preferred stock issuances.

(c) Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were: $36,000 in 2007 and $33,000 in 2006. The services comprising such fees included tax return preparation and related tax advice and planning.

(d) All Other Fees. Not applicable.

(e) (1)  Audit Committee’s pre-approval policies and procedures, pursuant to Item 4 of N-CSR:

The Audit Committee pre-approves all audit, review and attest engagements required under the securities laws and regulations provided by Ernst & Young, the Registrant's independent auditors. The Audit Committee also approves all non-audit services, including tax services, provided to the Registrant by Ernst & Young and verifies, at the time of pre-approval, that such pre-approved non-audit services would not be prohibited services under securities regulations. The Audit Committee pre-approves all non-audit services provided by Ernst & Young to the Registrant's investment adviser and to affiliates of the investment adviser that provide ongoing services to the Registrant, but only if the non-audit services have a direct impact on the operations or financial reporting of the Registrant.

(e) (2) Not applicable.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the Registrant’s accountant for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for each of the last two fiscal years of the Registrant were: $36,000 for fiscal year 2007 and $57,180 for fiscal year 2006.

(h)  The Registrant's independent auditors did not provide non-audit services to the Registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), nor any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. Accordingly, the audit committee of the board of directors has not considered whether any such services are compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

Included in Annual Shareholder Report in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

TENNENBAUM CAPITAL PARTNERS, LLC PROXY VOTING POLICY

This policy has been adopted by Tennenbaum Capital Partners, LLC to facilitate the voting of proxies relating to portfolio securities of clients with respect to which Tennenbaum Capital Partners, LLC or any of its affiliates that are subject to the Investment Advisers Act of 1940 (collectively “Tennenbaum”) provide investment advisory services. In connection with these investment advisory services, Tennenbaum exercises voting responsibilities for its clients through its corporate proxy voting process.

Special Value Opportunities Fund, LLC, Special Value Expansion Fund, LLC, Special Value Continuation Fund, LLC, Special Value Continuation Partners, LP, Tennenbaum Opportunities Fund V, LLC, and Tennenbaum Opportunities Partners V, LP have delegated to Tennenbaum the authority to vote proxies relating to their respective portfolio securities in accordance with this policy.

This policy is intended by Tennenbaum (i) to constitute “written policies and procedures” as described in Rule 206(4)-6 under the Investment Advisers Act of 1940 (the “Advisers Act”) and (ii) to constitute proxy voting policies and procedures referred to in Item 18 of Form N-2 adopted under the Investment Company Act of 1940 (the “1940 Act”).

DEFINITIONS

“Client” means any person with whom Tennenbaum has a contract to perform discretionary investment management services and for whom Tennenbaum is authorized by the contract or required by applicable law to vote or consider voting securities held in the Client’s account.

“Compliance Officer” means the Chief Compliance Officer, Tennenbaum Capital Partners, LLC.

“Conflict of Interest” means, as to any Client, any conflict between a pecuniary interest of Tennenbaum or any of its affiliates (other than such Client, if deemed an affiliate) and the duties of Tennenbaum to the Client.

“Investment Committee” means the Investment Committee of Tennenbaum or such committee to which it shall have delegated the functions of the Investment Committee hereunder.

“Portfolio Manager” means, with respect to a Client, the particular Tennenbaum entity providing investment advisory services to such Client and the senior personnel responsible for such entity’s investment decisions.

“Proxy Voting Coordinator” means the individual appointed from time to time by Investment Committee to perform the proxy voting coordination functions described in this policy.

“Registered Fund” means any Client registered as an investment company under the 1940 Act.

“Social Issues” means any issue presented for a vote of holders of any security which is held in an account on behalf of a Client which may reasonably be interpreted as (i) unrelated in any substantial respect to the voting objective of this policy and (ii) intended to promote directly or indirectly the interests of persons who are not holders of the relevant security.

“Tennenbaum” means Tennenbaum Capital Partners, LLC and each of its affiliates that is subject to registration under the Advisers Act or is otherwise subject to the rules and regulations thereunder generally, including, specifically, Rule 206(4)-6.

“Voting Results” means the specific information described under the caption “Accumulating Voting Results.”

OBJECTIVES

This policy defines procedures for voting securities held on behalf of each Client in respect of which Tennenbaum has the discretionary authority to vote, to ensure that such securities are voted for the benefit of and in the best interest of the Client. The primary objective of voting a security in each case under this policy is to seek to enhance the value of the investment which the security represents or to reduce the potential for a decline in the value of the investment which the security represents. In appropriate cases a related objective will be to obtain or maintain influence or control over management of a company.

This policy does not prescribe specific voting requirements. Instead, this policy provides procedures for (i) assembling voting information and applying the informed expertise and judgment of Tennenbaum’s personnel on a timely basis in pursuit of the above stated voting objectives and (ii) addressing conflicts of interest.

A further element of this policy is that while voting on all issues presented should be considered, voting on all issues is not required. Some issues presented for a vote of security holders are not relevant to this policy’s voting objectives, or it is not reasonably possible to ascertain what effect, if any, a vote on a given issue may have on the value of an investment. Accordingly, Tennenbaum may abstain from voting or decline a vote in those cases where, in Tennenbaum’s judgment (i) there is no relationship between the issue and the enhancement or preservation of an investment’s value or (ii) the achievement of the Client’s investment objectives are not reasonably likely to be a function of the outcome of decisions or issues presented by the vote.

Resolutions of Conflicts of Interest

It is unlikely that conflicts of interest will arise in the context of Tennenbaum’s proxy voting, because Tennenbaum does not engage in investment banking, the advising of public companies or, except in cases where it exercises control, the managing of public companies.

In addition, insofar as Tennenbaum refers discretionary votes to its portfolio managers, Tennenbaum’s Compliance Department monitors all relationships between portfolio managers and their immediate families, on the one hand, and issuers soliciting proxies from Tennenbaum’s Clients, on the other hand. If a portfolio manager conflict is identified with respect to a given proxy vote, the Investment Committee will remove such vote from the conflicted portfolio manager and will instead consider and cast the vote, refer the vote to an independent third party or abstain from voting.

In the event a privately-placed security as to which Tennenbaum or its affiliated adviser entities negotiated more than price related terms is held by a Registered Fund and is the subject of a proxy solicitation or other voting or consent solicitation, and any unregistered fund or separate account managed by Tennenbaum or its affiliated adviser entities also owns securities of the same class as the security held by the Registered Fund that is the subject of the proxy, vote or consent, then Tennenbaum will vote such security in the same manner, at the same time and in amounts proportionate to each such entity’s or account’s investment in such security; provided that if Tennenbaum or its affiliated adviser entities believes that the foregoing policy is not in the best interests of a particular Client in a particular situation, Tennenbaum or its affiliated adviser entities shall be permitted to deviate from the foregoing policy only if it has (i) submitted a proposal to the boards of directors of each applicable Registered Fund explaining the basis for such deviation and (ii) received the approval of a majority of those directors of the Registered Fund who (a) during the previous two years have had no material business or professional relationship with any of the Registered Fund or any other entity or separate account managed by Tennenbaum or its affiliated adviser entities (other than as a director of the Registered Fund) and (b) have no direct or indirect financial interest in the proxy solicitation, vote or consent other than through an investment in one or more of the Registered Fund or any other entity or separate account managed by Tennenbaum or its affiliated adviser entities.

In the event that a potential material conflict of interest does arise and is not addressed by the foregoing procedures, the primary means by which Tennenbaum avoids a material conflict of interest in the voting of proxies for its clients is by casting such votes solely in the interests of its Clients and in the interests of maximizing the value of their portfolio holdings.

Proxy Voting Coordinator

The Investment Committee shall appoint a Proxy Voting Coordinator. The Proxy Voting Coordinator shall discharge the following functions in effectuating this policy:

(i)
Collecting and assembling proxy statement and other communication pertaining to proxy voting, together with proxies or other means of voting or giving voting instructions, and providing those materials to the appropriate portfolio managers to permit timely voting of proxies;

(ii)
Collecting recommendations, analysis, commentary and other information respecting subjects of proxy votes, from service providers engaged by Tennenbaum and other services specified by portfolio managers, and providing this information to the appropriate portfolio managers to permit evaluation of proxy voting issues;

(iii)	Providing to appropriate portfolio managers any specific voting instructions from Clients that are entitled to provide such instructions under the applicable investment advisory agreement;

(iv)
Collecting proxy votes or instructions from portfolio managers, and transmitting the votes or instructions to the appropriate custodians, brokers, nominees or other persons (which may include proxy voting services or agents engaged by Tennenbaum);

(v)	Accumulating Voting Results as set forth below in this policy and transmitting that information to the Compliance Officer in a timely manner; and

(vi)	Participating in the annual review of the policy function as set forth in this policy.

THE PROXY VOTING COORDINATOR MAY, WITH THE INVESTMENT COMMITTEE’S APPROVAL, DELEGATE ANY PORTION OR ALL OF ANY ONE OR MORE OF THESE FUNCTIONS TO ONE OR MORE OTHER INDIVIDUALS EMPLOYED BY TENNENBAUM. ANY PORTION OR ALL OF ANY ONE OR MORE OF THESE FUNCTIONS MAY BE PERFORMED BY SERVICE PROVIDERS ENGAGED BY TENNENBAUM.

Assembling Voting Information

The Proxy Voting Coordinator shall obtain proxy statements and other communications pertaining to proxy voting, together with proxies or other means of voting or giving voting instructions to custodians, brokers, nominees, tabulators or others in a manner to permit voting on relevant issues in a timely manner. Tennenbaum may engage service provides and other third parties to assemble this information, digest, abstract the information where necessary or desirable, and deliver it to the individuals assigned by Tennenbaum to evaluate proxy voting issues.

Portfolio Managers

The Portfolio Manager responsible for a particular Client is responsible for the timely voting (or determining not to vote in the appropriate cases) of proxies relating to the securities held on behalf of such Client in accordance with this policy. The Portfolio Manager may, to the extent not prohibited by agreement(s) setting forth its contractual obligations to such Client, and consistent with its fiduciary duties, delegate voting responsibilities to one or more other Portfolio Managers or other individuals. Portfolio managers are authorized to consider voting recommendations and other information and analysis provided by service providers (including proxy voting services) engaged by Tennenbaum.

Accumulating Voting Results

The Proxy Voting Coordinator is responsible for reporting the following information respecting the voting of each proxy to the Compliance Officer, as to each matter relating to a portfolio security held for a Client, considered at a shareholder meeting, and with respect to which the Client was entitled to vote:

(i)	The name of the issuer of the portfolio security;

(ii)	The exchange ticker symbol of the portfolio security;

(iii)	The CUSIP number for the portfolio security;

(iv)	The shareholder meeting date;

(v)	A brief identification of the matter voted on;

(vi)	Whether a vote was cast on the matter;

(vii)	How the vote was cast on the matter (e.g., for or against the proposal, or abstain, etc.);

(viii)	Whether a vote was cast for or against management.

The foregoing information must be delivered to the Compliance Officer no later than July 31, for each 12 month period ending on the preceding June 30 commencing July 31, 2004 with respect to the period ending June 30, 2004. Tennenbaum may use third party service providers to record, accumulate and deliver the foregoing information to the Compliance Officer. The Proxy Voting Coordinator may, with the Investment Committee’s approval, delegate any portion or all of this function to one or more other individuals employed by Tennenbaum.

Communicating Votes

The Proxy Voting Coordinator shall communicate decisions on proxy votes to the custodian or to other persons who transmit or record votes on portfolio securities held by or for each Client in a timely manner. The Proxy Voting Coordinator may, with the Investment Committee’s approval, delegate any portion or all of this function to one or more individuals employed by Tennenbaum. Tennenbaum may engage one or more service providers to facilitate timely communication of proxy votes. Tennenbaum is not responsible for voting proxies that are not forwarded on a timely basis. Tennenbaum does not control the setting of record dates, shareholder meeting dates or the timing of distribution of proxy materials and ballots relating to shareholder votes as a general matter.

Record of Voting Delegation

The Compliance Officer shall maintain a list of all Clients with a specification as to each Client whether or not Tennenbaum is authorized to vote proxies respecting the Client’s portfolio securities.

Annual Review of Policy Function

The Compliance Officer shall conduct a periodic review, no less often than annually, which shall comprise the following elements:

(i)
Review samples of the record of voting delegation maintained by the Compliance Officer against Voting Results to determine if Tennenbaum is exercising its authority to vote proxies on portfolio securities held on behalf of the selected Clients;

(ii)	Request and review voting data to determine if timely communication of proxy votes is reasonably accomplished during the relevant period;

(iii)	Meet with the Proxy Voting Coordinator to review the voting of proxies, communication of proxy votes, accumulation of Voting Results and the general functioning of this policy; and

(iv)
Prepare a written report to the Investment Committee respecting the foregoing items and, if requested to do so by the Investment Committee, prepare a written report to the board of any Registered Fund.

Disclosure and Comments on Voting

Tennenbaum will provide a copy of these policies and procedures to Clients upon request. Clients may also obtain information on how portfolio securities held on their behalf were voted by written request and addressed to Tennenbaum, Proxy Voting Coordinator. It is the policy of Tennenbaum not to comment on specific proxy votes with respect to securities held for a Client in response to inquiries from persons who are not specifically or authorized representative of such Client. The Investment Committee may authorize comments in specific cases, in its discretion.

Joining Insurgent or Voting Committees

It is the policy of Tennenbaum, for itself and its Clients, not to join any insurgent or voting committee or similar group unless doing so is consistent with the Client’s investment objective. The Investment Committee may, in other circumstances, approve participation in any such committee or group in its discretion, and shall advise the authorized representative of the Client of any such action.

Social Issues

It is the presumption of this policy that proxies shall not be voted on Social Issues, unless the advisory agreement with the Client provides otherwise. The Investment Committee may approve voting of any security held on behalf of a Client on any Social Issue.

Recordkeeping

The Compliance Officer shall maintain the following records:

(i)	Copies of this policy as from time to time revised or supplemented;

(ii)	A copy of each proxy statement that Tennenbaum receives regarding Client securities;

(iii)	Voting Results for each Client;

(iv)	A copy of any document created by Tennenbaum that was material to making a decision on how to vote proxies on behalf of a Client;

(v)	A copy of each written Client’s request for information on how Tennenbaum voted proxies on behalf of the Client and Tennenbaum’s response thereto;

(vi)	Communications to Client respecting Conflicts of Interest; and

(vii)	All written reports arising from annual reviews of policy function.

The Compliance Officer shall maintain and preserve in his office the foregoing records for a period of not less than five years from the end of Tennenbaum’ fiscal year during which the last entry was made on the record the first two years in an appropriate office of Tennenbaum. The Compliance Officer may use the Securities and Exchange Commission’s EDGAR database for the items referred to in item (ii) above, and the Investment Committee may authorize the Compliance Officer to engage one or more service providers to perform any portion of this recordkeeping function provided (1) the function is performed in compliance with applicable governmental regulations and (2) each service provider provides a written undertaking to furnish the records to Tennenbaum promptly upon request.

Adopted by SVOF June 18, 2004
Adopted by SVEF August 19, 2004
Adopted by SVCF and SVCP July 18, 2006
Adopted by TOF V September 29, 2006
Adopted by TOP V December 22, 2006
ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT COMPANIES.

(a) (1)  The four persons with the most significant responsibility for the day-to-day management of the Registrant’s portfolio are Mark K. Holdsworth, Michael E. Leitner, Howard M. Levkowitz, and Michael E. Tennenbaum (together, the “Portfolio Managers”). The titles, business experience, and length of service of Messrs. Holdsworth, Leitner, Levkowitz, and Tennenbaum are included in the “Directors and Officers” section of the Annual Shareholder Report in Item 1.

(a) (2)  Each of the Portfolio Managers is also primarily responsible for the day-to-day management of the portfolios of seven other accounts (the “Other Accounts”) managed by Tennenbaum Capital Partners, LLC (the “Investment Manager”), comprised of five other registered investment companies with combined assets of $3,145.1 million and two other pooled investment vehicles with combined assets of $30.0 million, each as of September 30, 2007. The advisory fee of each of these accounts is based in part on the performance of the account. Material conflicts of interest that may arise in connection with the Portfolio Managers’ management of the Registrant’s investments, on the one hand, and the investments of the Other Accounts, on the other, include the following:

The Other Accounts invest in assets eligible for purchase by the Registrant. The investment policies, fee arrangements and other circumstances of the Registrant may vary from those of the Other Accounts. Accordingly, conflicts may arise regarding the allocation of investments or opportunities among the Registrant and the Other Accounts. In general, and except with respect to any of the Other Accounts that are being wound down or are feeder funds of one of the Other Accounts, the Investment Manager and its affiliates will allocate investment opportunities pro rata among the Registrant and the Other Accounts (assuming the investment satisfies the objectives of each) based on the amount of funds each then has available for such investment and under management by the Investment Manager and its affiliates. Investment opportunities in privately placed securities are subject to allocation procedures adopted by the Board of Directors and the terms of any co-investment exemptive order obtained for the Registrant. In certain cases, investment opportunities may be made other than on a pro rata basis. For example, the Registrant may desire to retain an asset at the same time that one or more of the Other Accounts desires to sell it. The Investment Manager and its affiliates intend to allocate investment opportunities to the Registrant and the Other Accounts in a manner that they believe in their judgment and based upon their fiduciary duties to be appropriate given the investment objectives, size of transaction, investable assets, alternative investments potentially available, prior allocations, liquidity, maturity, expected holding period, diversification, lender covenants and other limitations of the Registrant and the Other Accounts. All of the foregoing procedures could in certain circumstances affect adversely the price paid or received by the Registrant or the availability or size of a particular investment purchased or sold by the Registrant.

(a) (3)  Each of the Portfolio Managers except Mr. Tennenbaum receives a fixed salary from the Investment Manager. Additionally, each of the TCP Portfolio Managers receives fixed periodic distributions from the Investment Manager. Further, each of the Portfolio Managers receives periodic pro rata distributions of the profits of the Investment Manager based on his equity interest therein. Such distributions include performance fees paid to the Investment Manager by the Registrant and the other registered investment companies that pay performance fees. Performance allocations from the other registered investment companies that are limited partnerships (the “LPs”) are paid to the general partner of the LPs (the “General Partner”). Performance allocations from the other pooled investment vehicles are paid to the managing member of each such vehicle (together, the “Managing Members”). Each of the Portfolio Managers receives periodic pro rata distributions of the profits of the Managing Members and the General Partner, based on his equity interests therein. Mr. Leitner does not currently have equity interests in three of the Managing Members. Mr. Tennenbaum receives all distributions from the Investment Manager, the Managing Members, and the General Partner through Tennenbaum & Co., LLC (“TCO”), which holds Mr. Tennenbaum’s equity interest in such entities. Mr. Tennenbaum is the managing member of TCO. Each of the Portfolio Managers is also eligible for a discretionary bonus paid by the Investment Manager based on an assessment by the Investment Manager of the Portfolio Manager’s relative contribution to the Investment Manager’s overall activities. TCO is reimbursed by the Investment Manager, the Registrant, and/or one or more of the Other Accounts for the reasonable business use of a private aircraft. The Investment Manager pays a monthly rental fee to TCO for the use of certain personal property items.

(b) (4)  The dollar range of equity securities in the Registrant beneficially owned by each of the Portfolio Managers at September 30, 2007 is as follows:

Mark K. Holdsworth	$50,001-$100,000
Michael E. Leitner	none
Howard M. Levkowitz	$50,001-$100,000
Michael E. Tennenbaum	$100,001-$500,000

(c) Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

None.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The Registrant's Chief Executive Officer and Chief Financial Officer have evaluated the Registrant's disclosure controls and procedures within 90 days of this filing and have concluded that the Registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized, and reported in a timely manner.

(b) None.

ITEM 12. EXHIBITS.

(a) (1)  Code of Ethics referred to in Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a) (2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Special Value Expansion Fund, LLC

By: /s/ Hugh Steven Wilson
Name: Hugh Steven Wilson
Title: Chief Executive Officer
Date: December 10, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Hugh Steven Wilson
Name: Hugh Steven Wilson
Title: Chief Executive Officer
Date: December 10, 2007

By: /s/ Peyman S. Ardestani
Name: Peyman S. Ardestani
Title: Chief Financial Officer
Date: December 10, 2007